DELIVERY OPTIONS FOR SUBSCRIPTION RIGHTS CERTIFICATE

Delivery other than in the manner or to the addresses listed below will not constitute valid delivery.

If delivering by hand: Equiniti Trust Company, LLC Attn: Reorganization Department 55 Challenger Rd., Suite 200 Ridgefield Park, NJ 07660	If delivering by mail or overnight courier: Equiniti Trust Company, LLC Operations Center Attn: Reorganization Department 55 Challenger Rd., Suite 200 Ridgefield Park, NJ 07660

PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY.

FORM 1-EXERCISE OF SUBSCRIPTION RIGHTS

To subscribe for Common Shares pursuant to your Basic Subscription Right, please complete lines (a) and (c) and sign under Form 4 below. To subscribe for Common Shares pursuant to your Over-Subscription Privilege, please also complete line (b) and sign under Form 4 below. To the extent you subscribe for more Common Shares than you are entitled under either the Basic Subscription Right or the Over-Subscription Privilege, you will be deemed to have elected to purchase the maximum number of Common Shares for which you are entitled to subscribe under the Basic Subscription Right or Over-Subscription Privilege, as applicable.

(a) EXERCISE OF BASIC SUBSCRIPTION RIGHT:

I apply for ______________ shares x $[ ] = $_______________

(no. of new shares) (subscription price) (amount enclosed)

(b) EXERCISE OF OVER-SUBSCRIPTION PRIVILEGE

If you have exercised your Basic Subscription Right in full and wish to subscribe for additional Common Shares in an amount equal to up to 20% of the Common Shares for which you are otherwise entitled to subscribe pursuant to your Over-Subscription Privilege:

I apply for ______________ shares x $[ ] = $_______________

(no. of new shares) (subscription price) (amount enclosed)

(c) Total Amount of Payment Enclosed = $__________________

METHOD OF PAYMENT (CHECK ONE)

☐	Check or bank draft payable to “Equiniti Trust Company, LLC as Subscription Agent.”
☐	Wire transfer of immediately available funds directly to the account maintained by Equiniti Trust Company, LLC, as Subscription Agent, for purposes of accepting subscriptions in this Rights Offering at JPMorgan Chase Bank, 55 Water Street, New York, New York 10005, ABA #021000021 or Swift Code: CHASUS33, Account # 530-354616 Equiniti Trust Company, LLC FBO Advent Convertible & Income Fund, with reference to the rights holder's name.

FORM 2-TRANSFER TO DESIGNATED TRANSFEREE

To transfer your subscription rights to another person, complete this Form 2 and have your signature guaranteed under Form 5.

For value received ______________ of the subscription rights represented by this Subscription Rights Certificate are assigned to:

________________________________________________________________

________________________________________________________________

Social Security # __________________________________________________

Signature(s): ______________________________________________________

IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Subscription Rights Certificate in every particular, without alteration or enlargement, or any other change whatsoever.

FORM 3-DELIVERY TO DIFFERENT ADDRESS

If you wish for the Common Shares underlying your subscription rights, a certificate representing unexercised subscription rights or the proceeds of any sale of subscription rights to be delivered to an address different from that shown on the face of this Subscription Rights Certificate, please enter the alternate address below, sign under Form 4 and have your signature guaranteed under Form 5.

________________________________________________________________

________________________________________________________________

________________________________________________________________

FORM 4-SIGNATURE

TO SUBSCRIBE: I acknowledge that I have received the Prospectus for this Rights Offering and I hereby irrevocably subscribe for the number of shares indicated above on the terms and conditions specified in the Prospectus.

Signature(s): ______________________________________________________

IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Subscription Rights Certificate in every particular, without alteration or enlargement, or any other change whatsoever.

FORM 5-SIGNATURE GUARANTEE

This form must be completed if you have completed any portion of Forms 2 or 3.

Signature Guaranteed: _______________________________________________

(Name of Bank or Firm)

By:_______________________________________________________________

(Signature of Officer)

IMPORTANT: The signature(s) should be guaranteed by an eligible guarantor institution (bank, stock broker, savings & loan association or credit union) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

FOR INSTRUCTIONS ON THE USE OF ADVENT CONVERTIBLE & INCOME FUND SUBSCRIPTION RIGHTS CERTIFICATES, CONSULT EQ FUND SOLUTIONS, LLC, THE INFORMATION AGENT, AT (866) 342-1635.